BEAR STEARNS
BEAR STEARNS FINANCIAL PRODUCTS INC.
383 MADISON AVENUE
NEW YORK, NEW YORK 10179
212-272-4009
Exhibit A

DATE:	February 28, 2007

TO:	Goldman Sachs Capital Markets, L.P.
ATTENTION:	Roger Yao
TELEPHONE:	212-357-8377
FACSIMILE:	212-493-0495

FROM:	Derivatives Documentation
TELEPHONE:	212-272-2711
FACSIMILE:	212-272-9857

SUBJECT:	Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:	FXNEC9198

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Goldman Sachs Capital Markets, L.P. ("Counterparty"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:	Rate Cap

Notional Amount:	With respect to any Calculation Period, the amount set forth for such period in Schedule I attached hereto.

Trade Date:	February 14, 2007

Effective Date:	February 25, 2007

Termination Date:	November 25, 2010

Fixed Amount (Premium):
Fixed Rate Payer:	Counterparty

Fixed Rate Payer
Payment Date:	February 28, 2007

Fixed Amount:	USD 280,000

Floating Amounts:

Floating Rate Payer:	BSFP

Cap Rate:	5.40000%

Floating Rate Payer
Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2007 and ending on the Termination Date, with No Adjustment.

Floating Rate Payer
Payment Dates:	Early Payment shall be applicable. One Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:
USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 8.90000% then the Floating Rate Option for such Calculation Period shall be deemed to be 8.90000%.

Designated Maturity:	One month

Floating Rate Day
Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	New York

Business Day Convention:	Modified Following

Additional Amount:	In connection with restructuring this Transaction on February 26, 2007, USD 15,000 is payable by Counterparty to BSFP on February 28, 2007.

In connection with restructuring this Transaction on February 27, 2007, USD 6,000 is payable by Counterparty to BSFP on February 28, 2007.

3.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)	The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e):

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:
Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
BSFP and the Counterparty
Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate
Promptly after the earlier of (i) reasonable demand by either party or (ii) learning that such form or document is required

(2) Other documents to be delivered are:
Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

BSFP and the Counterparty
A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be
		Upon the execution and delivery of this Agreement and such Confirmation	Yes

6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

Address for notices or communications to BSFP:

Address:	383 Madison Avenue, New York, New York 10179
Attention:	DPC Manager
Facsimile:	(212) 272-5823

with a copy to:

Address:	One Metrotech Center North, Brooklyn, New York 11201
Attention:	Derivative Operations - 7th Floor
Facsimile:	(212) 272-1634

(For all purposes)

Address for notices or communications to the Counterparty:

Address:	Goldman Sachs Capital Markets, L.P.
85 Broad Street, 27th Floor
New York, NY 10004
Attention:	Roger Yao
Facsimile:	212-493-0495
Phone:	212-357-8377

with a copy to:

Address:	Goldman Sachs Capital Markets, L.P.
85 Broad St, 26th Floor
New York, NY 10036
Attention:	Mr. Kroum Sourov
Facsimile:	212-902-3000
Phone:	212-902-8440

(For all purposes)

(b) Process Agent. For the purpose of Section 13(c) of the ISDA Form Master Agreement:

BSFP appoints as its Process Agent: Not Applicable
The Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

BSFP is not a Multibranch Party.
The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(f) Credit Support Document. Not applicable for either BSFP or the Counterparty.

(g) Credit Support Provider.
BSFP: Not Applicable

The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

“(g) Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.”

9) Assignment’s.

(a) Assignment. It is acknowledged and agreed by the parties that this Agreement shall be assigned by the Counterparty to U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of GSR 2007-1F pursuant to the Master Servicing and Trust Agreement dated as of February 1, 2007, among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee, Wells Fargo Bank, N.A. as master servicer and securities administrator, and Deutsche Bank National Trust Company, as custodian, on behalf of the holders of the GSR 2007-1F Mortgage Pass-Through Certificates, Class 3A-6 (Cusip Number 3622MP AV00) (the “Separate Interest Trust”).  Such assignment shall be documented pursuant to a separate novation agreement.

NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

4. Account Details and Settlement Information:

Payments to BSFP:
Citibank, N.A., New York
ABA Number: 021-0000-89, for the account of
Bear, Stearns Securities Corp.
Account Number: 0925-3186, for further credit to
Bear Stearns Financial Products Inc.
Sub-account Number: 102-04654-1-3
Attention: Derivatives Department

Payments to Counterparty:
Wells Fargo Bank, N.A.
ABA Number: 12100248
Account Name: SAS Clearing
Account Number: 3970771916
FFC: GSR 2007-1F// Account #50989801

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By: _/s/ Annie Manevitz__________________________
Name: Annie Manevitz
Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

GOLDMAN SACHS CAPITAL MARKETS, L.P.

By: _/s/ D. Karamoshos__________________________
Name: D. Karamoshos
Title: Vice President

lm/er

SCHEDULE I

From and including	To but excluding	Notional Amount (USD)
Effective Date	25-Mar-2007	153,000,000.00
25-Mar-2007	25-Apr-2007	150,242,212.77
25-Apr-2007	25-May-2007	147,308,340.97
25-May-2007	25-Jun-2007	144,203,891.45
25-Jun-2007	25-Jul-2007	140,934,787.16
25-Jul-2007	25-Aug-2007	137,507,353.47
25-Aug-2007	25-Sep-2007	133,928,303.19
25-Sep-2007	25-Oct-2007	130,204,720.17
25-Oct-2007	25-Nov-2007	126,344,041.65
25-Nov-2007	25-Dec-2007	122,354,039.19
25-Dec-2007	25-Jan-2008	118,242,798.57
25-Jan-2008	25-Feb-2008	114,018,698.45
25-Feb-2008	25-Mar-2008	109,690,387.95
25-Mar-2008	25-Apr-2008	105,266,763.21
25-Apr-2008	25-May-2008	100,756,943.18
25-May-2008	25-Jun-2008	96,170,244.34
25-Jun-2008	25-Jul-2008	91,516,154.87
25-Jul-2008	25-Aug-2008	86,880,435.00
25-Aug-2008	25-Sep-2008	82,267,448.69
25-Sep-2008	25-Oct-2008	77,778,197.98
25-Oct-2008	25-Nov-2008	73,410,381.62
25-Nov-2008	25-Dec-2008	69,170,311.50
25-Dec-2008	25-Jan-2009	65,055,230.23
25-Jan-2009	25-Feb-2009	61,062,436.19
25-Feb-2009	25-Mar-2009	57,189,282.43
25-Mar-2009	25-Apr-2009	53,433,175.56
25-Apr-2009	25-May-2009	49,791,574.72
25-May-2009	25-Jun-2009	46,261,990.51

25-Jun-2009	25-Jul-2009	42,841,983.99
25-Jul-2009	25-Aug-2009	39,529,165.66
25-Aug-2009	25-Sep-2009	36,321,194.48
25-Sep-2009	25-Oct-2009	33,215,776.94
25-Oct-2009	25-Nov-2009	30,210,666.06
25-Nov-2009	25-Dec-2009	27,303,660.51
25-Dec-2009	25-Jan-2010	24,492,603.70
25-Jan-2010	25-Feb-2010	21,775,382.85
25-Feb-2010	25-Mar-2010	19,149,928.19
25-Mar-2010	25-Apr-2010	16,614,212.03
25-Apr-2010	25-May-2010	14,166,247.98
25-May-2010	25-Jun-2010	11,804,090.10
25-Jun-2010	25-Jul-2010	9,525,832.09
25-Jul-2010	25-Aug-2010	7,329,606.52
25-Aug-2010	25-Sep-2010	5,213,584.09
25-Sep-2010	25-Oct-2010	3,175,972.77
25-Oct-2010	Termination Date	1,215,017.16